JANUS MONEY MARKET FUNDS
                              Institutional Shares

                        Supplement Dated January 2, 2002
                      to Prospectus Dated February 16, 2001
                         as Supplemented October 3, 2001


The paragraph entitled "Taxpayer Identification Numbers" in the "How to Open an Account" section of the Shareholder's Guide is replaced in its entirety with the following:

     TAXPAYER IDENTIFICATION NUMBERS

     On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (currently 30%) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.